UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 20, 2007
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02      Termination of a Material Definitive Agreement.
On November 20, 2007, First BanCorp. (the “Corporation”) issued a press release announcing that, following the most recent Safety and Soundness examination of FirstBank Puerto Rico (the “Bank”), the Federal Deposit Insurance Corporation and the Office of the Commissioner of Financial Institutions of Puerto Rico terminated the Order to Cease and Desist dated March 16, 2006 related to the mortgage-related transactions with other financial institutions and the Order to Cease and Desist dated August 24, 2006 with respect to the Bank’s compliance with the Bank Secrecy Act. A copy of the press release is incorporated herein by reference from Exhibit 99.1
Item 9.01      Financial Statements and Exhibits.
(d)      Exhibits

Exhibit No.	Description

99.1	Press Release dated November 20, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2007	FIRST BANCORP

	By:	/s/ Lawrence Odell

	Name:	Lawrence Odell
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 20, 2007